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                                                                    EXHIBIT 10.5


                               FIRST AMENDMENT TO
                        ASSIGNMENT OF RIGHTS AND ASSETS


FIRST AMENDMENT TO ASSIGNMENT OF RIGHTS AND ASSETS (the "Amendment") made and entered into by and between ILEX ONCOLOGY, INC., a Delaware corporation formerly known as Biovensa Inc. ("ILEX"), and CTRC RESEARCH FOUNDATION, a Texas not-for-profit corporation ("CTRC"), as of September 15, 1995 (ILEX and CTRC are collectively referred to as the "Parties").

WHEREAS, the Parties have entered into an Assignment of Rights and Assets dated as of November _____, 1994 (the "Agreement"); and

WHEREAS, the Parties desire to amend the Agreement in the manner indicated herein;

NOW, THEREFORE, in consideration of the recitals and agreements contained herein the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.       AMENDMENTS.  Section 1 of the Agreement is amended as follows:

         (a) by deleting Section 1.3 and inserting in its place the following:

                 "1.3 PHARMACEUTICAL RIGHTS. The know-how, processes, formulae, rights to make, have made, sell and use, and all tangible samples of the pharmaceutical compounds known as "4-hydroperoxycyclophosphamide" and "dihydro-5-azactitidine."

         (b)     by adding the following new subsections at the end thereof:

                 "1.7 CERTAIN AGREEMENTS. That certain Drug Development Project Agreement effective as of April 1, 1993 between CTRC and MGI Pharma, Inc. (the "MGI Pharma Agreement").

                 "1.8 CERTAIN LICENSES, APPLICATIONS AND AGREEMENTS. (a) that certain Patent License Agreement dated as of November 12, 1992 between CTRC and the National Institute of Health (the "MGBG License") and applications for orphan drug designation of mitoguazone, and (b) that certain License Agreement effective as of November 1, 1993 by and among Burroughs Wellcome Co., the Wellcome Foundation Limited and CTRC (the "Crisnatol License", together with the MGBG License, the "Licenses") and
                 (c) that certain Agreement for services dated March 29, 1994 by and between the Institute for Drug Development and Parexel International Corporation (the "Parexel Agreement")".

2. CERTAIN OTHER MATTERS. The Parties agree and acknowledge that (a) pursuant to Section 11.4 of the MGI Pharma Agreement, the requisite notice of the
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         assignment and delegation contemplated by the Agreement, as amended hereby, was made to MGI Pharma pursuant to a letter dated March 10, 1995 and attached hereto as Exhibit A, (b) in connection with the consummation of the transactions contemplated by the Agreement, CTRC transferred to ILEX substantially all of CTRC's business relating to its operations which concern the Licenses, and (c) the licensor pursuant to the MGBG License was notified of the assignment pursuant to a letter dated February 21, 1995 and attached hereto as Exhibit B. CTRC represents and warrants to ILEX that the Assigned Assets constitute all of the assets and rights owned or licensed by CTRC relating to 4-hydroperoxycyclophosphamide, dihydro-5-azactitidine, mitoguazone and crisnatol mesylate.

3. PERFORMANCE OF CERTAIN PROVISIONS. Pursuant to Section 1 of the Agreement, CTRC was entitled to receive "certain additional equity ownership" in ILEX in exchange for the transfer of assets and rights pursuant to the Agreement. CTRC agrees and acknowledges that ILEX has fully performed its obligations pursuant to that section of the Agreement by issuing a total of 5,239,900 shares of ILEX's Series A Convertible Preferred Stock to CTRC pursuant to a dividend in March of 1995.

4. MISCELLANEOUS. The remainder of the Agreement shall not be affected by this Amendment and shall remain in full force and effect.

5. COUNTERPARTS. This Amendment may be executed in two or m ore counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6. MERGER. This Amendment, as amended hereby, embodies the entire agreement and understanding between ILEX and CTRC and supersedes all prior oral and written agreements and understandings relating to the subject matter hereof.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.


ILEX ONCOLOGY, INC.                      CTRC RESEARCH FOUNDATION



/s/ RICHARD L. LOVE                      /s/ DAVID HUSCH
----------------------------             --------------------------------
By Richard L. Love                       By: David Husch
Its President                               -----------------------------
                                         Its: Chief Operating Officer
                                             ----------------------------
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                                   EXHIBIT A

                               MGI PHARMA NOTICE